Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Too, Inc. (the “Company”), on Form 10-Q for the quarter ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Rayden, President, Chief Executive Officer, and Chairman of the Board of Directors of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 9, 2005

/s/ Michael W. Rayden
Michael W. Rayden
Chairman of the Board of Directors, President and
Chief Executive Officer

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